EXHIBIT 10.6

FIRST AMENDMENT TO AMENDED AND RESTATED TAX INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED TAX INDEMNITY AGREEMENT (the "Agreement") is made and entered into this 21st day of November, 2006 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Prime"), RICHARD A. HEISE ("Heise"), CTA GENERAL PARTNER, LLC, a Delaware limited liability company ("General Partner"), and CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company ("Newco").

W I T N E S S E T H:

WHEREAS, Prime, Heise, General Partner and Newco entered into that certain Amended and Restated Tax Indemnity Agreement dated as of January 10, 2006 ("TIA");

WHEREAS, Heise and General Partner are the only partners in Continental Towers Associates-I, L.P., an Illinois limited partnership ("CTA") and General Partner is the sole general partner of CTA;

WHEREAS, CTA is the only member of Continental Towers Associates II, LLC, a Delaware limited liability company ("CTAII");

WHEREAS, CTAII is the sole member of Continental Towers Associates III, LLC, a Delaware limited liability company ("CTAIII");

WHEREAS, concurrently with the execution and delivery of this First Amendment, (a) CTA, the owner of an undivided 36% interest in the Real Estate (as defined in the TIA), will transfer all of its right, title and interest in and to the Real Estate to CTAIII; (b) Heise and General Partner will enter into a Dissolution pursuant to which (i) Heise will redeem his 96.7429% partnership interests in CTA in exchange for a 96.7429% membership interest in CTAII, and (ii) General Partner will redeem its 3.2571% partnership interest in CTA in exchange for a 3.2571% interest in CTAII; and (iii) CTA will be dissolved; (c) CTAIII, as successor in interest to CTA, and Newco, the owner of an undivided 64% interest in the Real Estate, will enter into a First Amendment of the Co-Ownership Agreement (as defined in the TIA); (d) CTAIII and Newco will refinance the Senior Loan with CWCapital LLC; and

WHEREAS, the parties desire to amend the TIA to reflect the new ownership structure for the Real Estate, the new Senior Loan, and to make certain other changed to which the parties have agreed;

NOW, THEREFORE, in consideration of the matters set forth in the recitals and the mutual covenants set forth hereafter, the parties agree as follows:

1.            The definitions of "Senior Lender", "Senior Loan", "Senior Loan Documents" and "Senior Loan Agreement" in Section 1 of the TIA are hereby deleted in their entirety and the following inserted in lieu thereof:

"Senior Lender" shall have the meaning set forth in Section 2c.

"Senior Loan" shall have the meaning set forth in Section 2c.

"Senior Loan Agreement" shall have the meaning set forth in Section 2c.

"Senior Loan Documents" shall have the meaning set forth in Section 2c.

2.            The definition of "Indemnification Event" in Section 1 of the TIA is hereby amended by inserting ", CTAII, CTAIII" after each reference to "CTA" in said definition.

3.            The definition of "Tax Event" in Section 1 of the TIA is hereby amended by deleting the reference to "CTA" and inserting "CTAII" in lieu thereof.

4.            The following subsection c is hereby inserted into Section 2 of the TIA as if fully set forth therein:

"c.           New 2006 Transaction. Prime, Heise, and certain Affiliates of the foregoing are entering into the following agreements (items (i), (ii), (iii) and (iv) below are collectively referred to as the "New 2006 Transaction"):

(i)	CTA will form CTAII will cause CTAII to form CTAIII.

(ii)          Heise and General Partner will cause CTA to transfer and assign by Special Warranty Deed all of its right, title and interest in and to the Real Estate (being an undivided 36% interest as a tenant in common with Newco) to CTAIII, subject to the Junior Loan and the Senior Loan.

(iii)         Heise and General Partner will enter into that certain Dissolution Agreement dated as of the date hereof pursuant to which CTA will be dissolved and will distribute a 96.7429% membership interest in CTAIII to Heise and a 3.2571% membership interest in CTAII to CTA General Partner.

(iv)         Heise and General Partner will enter into that certain Limited Liability Company Agreement (the "CTAII Agreement") of Continental Towers Associates II, LLC ("CTAII"), reflecting that Heise owns a 96.7429% percentage interest in CTAII and General Partner owns a 3.2571% percentage interest in CTAII.

(v)          CTAIII and Newco will refinance the first mortgage lien held by SunAmerica Life Insurance Company which secures indebtedness in the original principal amount of $75,000,000 with a new first mortgage loan held by CWCapital LLC ("Senior Lender") which will secure indebtedness in the original principal amount of $115,000,000 (the "Senior Loan"), pursuant to the terms set forth in that certain Mortgage, Security Agreement and Fixture Financing Statement dated as of the date hereof by and among CTAII, Newco and Senior Lender (as amended from time to time, the "Senior Loan Agreement") and the documents (the "Senior Loan Documents") listed on Schedule 1 attached hereto and made a part hereof.

(vi)         CTAIII and Newco will enter into the documents listed on Schedule 2 attached hereto and made a part hereof to amend and restate the Junior Loan in its entirety.

(vii)        CTAIII and Newco will enter into a First Amendment to the Co-Ownership Agreement dated as of the date hereof to reflect the transfer of the Real Estate to CTAIII and the refinance of the Senior Loan."

5.            Section 5 of the TIA is hereby amended by deleting each reference to "CTA" and inserting "CTAII" in lieu thereof.

6.            Section 6 of the TIA is hereby amended by (a) inserting “or CTAII or CTAIII” after the reference to “CTA” in subsection (vi) of Section 6; and (b) inserting "or CTAII" after each of the other references to "CTA" and by inserting "or the CTAII Agreement" after each reference to the "CTA Agreement".

7.            Section 7d of the TIA is hereby amended by (a) deleting the reference to “CTA” in the seventh line thereof and inserting “CTAII or CTAIII” in lieu thereof; and (B) deleting each of the other references to "CTA" and inserting "CTAII" in lieu thereof.

8.            Section 7g of the TIA is hereby amended by (a) deleting "general partnership interest" and inserting "membership interest" in lieu thereof in the 3rd line of said subsection; (b) deleting each reference to "CTA" and inserting "CTAII" in lieu thereof; (c) deleting each reference to "Successor General Partner" and inserting "Successor Member" in lieu thereof; and (d) adding to the end of the first sentence of Section 7g the following: “and (iv) CTAII shall not transfer or assign, or permit the transfer or assignment of, all or any portion of its membership interest in CTAIII to any Person related to Prime.”

9.            Section 8b of the TIA is hereby amended by inserting the phrase "or CTAII" after the reference to "CTA" in the third line of said subsection.

10.          Section 9 of the TIA is hereby amended by (a) deleting the word "partnership" and inserting the word "membership" in the first line of Section 9, (b) deleting "CTA" in the first line of Section 9 and inserting "CTAII" in lieu thereof; and (c) deleting “CTA” and inserting “CTAII and CTAIII” in lieu thereof in the third line of Section 9.

11.          Section 14a of the TIA is hereby amended by (a) deleting the reference to “CTA” in the first line of Section 14a and inserting “CTAII and CTAIII” in lieu thereof; and (b) deleting each of the other references to "CTA" in Section 14a and inserting "CTAII" in lieu thereof.

12.          Section 14c of the TIA is hereby amended by (a) deleting each reference to "CTA" and inserting "CTAII" in lieu thereof; and (b) deleting the word "partners" and inserting the word "members" in lieu thereof in the last line of said subsection c.

13.          Sections 15a and 15c of the TIA are hereby amended by deleting each reference to "CTA" and inserting "CTAII or CTAIII" in lieu thereof.

14.          Section 19 of the TIA is hereby amended by (a) deleting the reference to “CTA” in the sixth line of Section 19 and inserting “CTAIII” in lieu thereof; and (b) deleting the reference to "CTA" in the eighth line of Section 19 and inserting "CTAII" in lieu thereof.

15.          Section 20c of the TIA is hereby amended by (a) deleting the word "partnership" and inserting the word "membership", and (b) by deleting the reference to "CTA" and inserting "CTAII" in lieu therof.

16.          The parties hereto acknowledge and agree that the New 2006 Transaction described in Section 2c of the TIA constitutes an "Indemnification Event" for which Indemnitee agrees that the requirements of Section 4 have been satisfied or waived.

17.          Prime shall reimburse Indemnitee for all reasonable transaction costs incurred by Indemnitee in connection with the negotiation and documentation of this Agreement and the New 2006 Transaction. Such costs shall include, but shall not be limited to, any and all reasonable attorneys’ fees, accountants’ fees, other advisors’ and consultants’ fees and travel expenses incurred through the date of the closing of the New 2006 Transaction. Prime shall transmit immediately available funds in an amount equal to such costs to Indemnitee not later than the later of (a) fifteen (15) days after the closing date of the New 2006 Transaction, and (b) fifteen (15) days after Indemnitee provides invoices or other documentation reasonably acceptable to Prime evidencing the amount of such costs.

18.          Except as modified herein, each and every provision of the TIA shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment of the date first set forth above.

PRIME GROUP REALTY, L.P.

By: Prime Group Realty Trust, its General
Partner

By: /s/ Paul G. Del Vecchio
Title: Senior Vice President

/s/ Richard A. Heise
Richard A. Heise

CTA GENERAL PARTNER, LLC, a Delaware
limited liability company

By: CTA Member, Inc., its Managing Member

By:/s/ Paul G. Del Vecchio
Paul G. Delvecchio, as attorney in fact for
Yochanan Danziger, its President

CONTINENTAL TOWERS, L.L.C., a Delaware
limited liability company

By: CTA General Partner, LLC, its sole
member

By: CTA Member, Inc., its Managing Member

By: /s/ Paul G. Del Vecchio
Paul G. Delvecchio, as attorney in fact
for Yochanan Danziger, its President